WILLIS GROUP HOLDINGS Fact Book Third Quarter 2012 Exhibit 99.1

Willis: A leading global insurance broker
Broad range of professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services
Global distribution capabilities to meet risk management needs of middle market and large multinational clients
More than 400 offices in 120 countries, with approximately 17,000 employees
Strong sales culture and relentless focus on cost control
Willis Global Franchise 2011 Commissions and Fees by Segment

2011 C&F: $3.4 billion
Willis Subsidiaries and Associates
International
30%
North America
39%
Global
31%

3Q 2012 results
(1%) reported; 2% Organic C&F growth
International –
(2%) reported; 5% organic growth
Mid-teen growth in Asia and Latin America
UK returned to growth - low single digits
Mild growth in continental Europe, led
Global
– flat reported; 3% organic growth
Global Specialties up mid-single digits, strong growth in Energy, Financial Solutions and Financial and Executive Risk
Willis Faber & Dumas up low-single digits
Reinsurance new business up high-single digits offset by non-recurrence of 2011 profitability initiative revenues
North America –
flat reported and organic growth
New business up low double-digits and client retention steady
Positive rate impact offset by lower exposures
Human Capital business down, primarily due to impact on comparatives from previously disclosed fraudulent revenues in Chicago recorded in 3q11
Construction business up slightly, with improved recurring and project business

See important disclosures regarding Non-GAAP measures starting on page 19

3Q 2012 results (continued)
9.3% reported operating margin; 10.9% adjusted operating margin
Adjusted operating margin down 290 bps from prior year quarter, primarily driven by:
Expense growth, driven by investments in growth regions and infrastructure, outpaced revenue growth
non-recurrence of certain revenues and expense reductions from 3q11 to 3q12, partially offset by favorable FX
Reported EPS of $0.15; Adjusted EPS of $0.22, both down $0.19 from prior year
Positive $0.01 impact from foreign exchange
Continued rollout and focus on revenue initiatives
Sales 2.0
WillPlace
Completed 2012 share buy back
Bought back $42 million of shares in 3Q12, $100 million 2012 YTD

See important disclosures regarding Non-GAAP measures starting on page 19

Commissions and fees:
$
organic growth
Average organic growth
2007 – 2011:
Willis  3%
Peers  0%
Annual premiums written:
~$40 billion +
Relationships with more than
5,000 insurance carriers worldwide
Strong track record of organic growth
3%
4%
2%
4%
2% 2%
0%
-1%
-2%
-1%
2%
4%
2007 2008 2009 2010 2011 3Q YTD
2012
Willis Peer Average

See important disclosures regarding Non-GAAP measures starting on page 19
749 million (Q3 2012), with 2%
Note:   Peer averages are based on Willis estimates using public information regarding insurance brokerage operations of AJG, AON, BRO, MMC

24%
21%
22%
23% 23%
23%
19% 19%
21% 21%
20%
22%
2007 2008 2009 2010 2011 3Q YTD 2012
Willis Peer Average
Strong adjusted operating margins
Average 2007 – 2011 Willis  23% Peers  20%
See important disclosures regarding Non-GAAP measures starting on page 19
Note:   Peer averages are based on Willis estimates using public information regarding insurance brokerage operations of AJG, AON, BRO, MMC

($ millions)
Strong cash flow from operations
$275
$253
$419
$489
$439
$477
2007 2008 2009 2010 2011 LTM Q3
2012
Dividends $46 million, $139 million YTD
Capex $34 million, $97 million YTD
Share buyback $42 million, $100 million YTD
Dividends ~$185 million
Capex ~$120 million
Share buyback ~$100 million
See important disclosures regarding forward-looking statements on page 18
2011 decline driven by Operational Review cash outflow of ~$100m
Cash and cash equivalents of $424 million at September 30, 2012
Q3/YTD corporate/non-operating uses of
cash
2012 expected corporate/non-operating uses
of cash

8 8
1.8x
3.8x
2.7x
2.5x
2.6x
2.7x
2007 2008 2009 2010 2011 LTM Q3 2012
Leverage Ratios
Debt / Adjusted EBITDA
• Adjusted EBITDA $876 million for LTM through Q3 2012
• Debt outstanding $2.4 billion as at September 30, 2012
Continued dedication to further reduction of leverage ratio through improved operating performance and effective capital management.
(a)
(a) Includes impact from acquisition of HRH as of 10/1/2008.
See important disclosures regarding Non-GAAP measures starting on page 19

Capital priorities
Strategic reinvestment in the business to drive future growth
Share buyback
Repurchased more than 1 million shares in 3Q12 as part of $100 million share buyback announced for 2012
Continue to pay down debt
Aim to reduce Debt/EBITDA to low 2x level
“Tuck-in” accretive acquisitions
Dividend
Annual dividend rate of $1.08 per share

See important disclosures regarding forward-looking statements on page  18

10 Segment Overviews

Willis North America overview
Segment overview
Extensive retail platform with Top 3 position
in all major markets
Able to leverage industry and specialty
practice group expertise across Willis
network
Major practice groups include:
Employee Benefits (approximately
24% of 2011 North America C&F)
Construction (approximately 12% of
2011 North America C&F)
Healthcare
Real Estate/Hospitality
Financial and Executive Risk
120 offices across Seven regions
Other includes Canada and Mexico
2011 North America C&F: $1.31 billion
See important disclosures regarding Non-GAAP measures starting on page 19
Northeast
13%
Western
14%
Other
7%
South
16%
CAPPPS+
12%
Midwest
18%
Atlantic
20%
2011 commissions and fees – by region

Segment overview
Willis International overview
Retail operations in the United Kingdom,
Eastern and Western Europe, Asia
Pacific, the Middle East, South Africa and
Latin America
Provide services to businesses locally in
over 120 countries; leading positions in
UK, Scandinavia, China and Russia
Offices designed to grow business locally
around the world, making use of the skills,
industry knowledge and expertise
available within segment and elsewhere in
the Group
International Employee Benefits
generated approximately 12 percent of
2011 International C&F
2011 International C&F: $1.03 billion
See important disclosures regarding Non-GAAP measures starting on page 19
Eastern Europe
6%
Europe
39%
UK
23
Latin America
15%
Australasia
8%
Asia
9%
%
2011 commissions and fees – by region

Segment overview
Willis Global overview
Reinsurance
Willis Re
One of only three global reinsurance
brokers
Significant market share in major
markets, particularly marine and aviation
Cutting edge analytical and advisory
services, including Willis Research
Network
Complete range of transactional
capabilities including, in conjunction with
Willis Capital Markets & Advisory, risk
transfer via the capital markets
2011 Global C&F: $1.07 billion
See important disclosures regarding Non-GAAP measures starting on page 19
Reinsurance
45%
Other
7%
Aerospace /
Inspace
9%
Marine
8%
Construction
3%
Energy
5%
Finex
6%
Willis Faber &
Dumas
17%
2011 commissions and fees – by business

Segment overview
Willis Global overview (continued)
Global Specialties
Strong global positions in
Aerospace/Inspace
FINEX and Financial Solutions – political risks
and UK financial institutions
Marine
Energy
Construction
Willis Faber & Dumas includes
Faber & Dumas -
wholesale brokerage including:
Niche – Fine Art, Jewelry and Specie, Bloodstock
and Kidnap & Ransom
Global Markets International - provides access for
retail clients to global markets
Willis Capital Markets & Advisory
Advises on M&A and capital markets products
2011 Global C&F: $1.07 billion
See important disclosures regarding Non-GAAP measures starting on page 19
Reinsurance
45%
Other
7%
Aerospace /
Inspace
10%
Marine
8%
Construction
3%
Energy
5%
Finex
6%
Willis Faber &
Dumas
17%
Glencairn Limited - provides access to London &
Bermuda markets
2011 commissions and fees – by business

15 Appendix

The Willis Cause

We thoroughly understand our clients' needs and their industries.

We develop client solutions with the best markets, price and terms.

We relentlessly deliver quality client service.

We get claims paid quickly.

…With Integrity.

Willis

16 See important disclosures regarding forward-looking statements on page 18 The Willis Cause

Delivering the Willis Cause
See important disclosures regarding forward-looking statements on page 18
Our goal is to deliver the Willis Cause - our value proposition to clients – more consistently and efficiently. Initiatives include:
Client Advocates to deliver all aspects of the Cause to clients
Growing new business through:
Global Solutions to grow our share of the Global 1,220 accounts
Sales 2.0, our industry focused middle market sales initiative
Recruiting talent
Delivering the best markets, price & terms for our clients:
WillPlace
Willis Quality Index
Continue implementation of target operating models
Service & claims metrics to focus resources on client delivery
Continually orienting our culture around Delivering the Willis Cause

Important disclosures regarding forward-looking statements
This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone sovereign debt crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; the likelihood of a significant impairment charge in the fourth quarter of 2012 associated with our North America reporting unit; our ability to implement and realize anticipated benefits of the 2011 Operational
Review or any revenue generating initiatives; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Employee Benefit areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the
Willis Capital Markets and Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional information see also
Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2011, and our subsequent filings with the Securities and Exchange Commission, including our Form 10-Q for the quarter ended September 30, 2012.  Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding Non-GAAP measures
Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.
Adjusted net income is defined as net income, excluding certain items as set out on pages 22 and 23.
Adjusted operating income is defined as operating income, excluding certain items as set out on pages 20 and 21.
Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues.
Adjusted EBITDA is defined as Adjusted operating income, excluding depreciation and amortization as set out on pages 24 and 25
Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; (iii) the net commission and fee revenues related to operations disposed of in each period presented; (iv) in North America, legacy contingent commissions assumed as part of the HRH acquisition and that had not been converted into higher standard commission; and (v) investment income and other income from reported revenues, as set out on pages 27 and 28.
Reconciliations to GAAP measures are provided for selected non-GAAP measures.
This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date.  Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC.  Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.

Important disclosures regarding Non-GAAP measures (continued)
See related footnotes on page 26
Operating Income to Adjusted Operating Income
2007 2008 2009 2010 2011
(In millions) FY FY FY FY FY
Operating Income $620 $503 $690 $753 $566
Excluding:
2011 Operational review (a)
- - - - 180
FSA regulatory settlement (b)
- - - - 11
Write-off of uncollectible accounts receivable and
legal fees (d)
- - - - 22
Venezuela currency devaluation (g)
- - - 12 -
Net (gain)/loss on disposal of operations (2) - (13) 2 (4)
Salaries and benefits - severance costs (h)
- 24 - - -
Salaries and benefits – other (i)
- 42 - - -
HRH integration costs (j)
- 5 18 - -
Other operating expenses (k)
- 26 - - -
Accelerated amortization of intangibles assets (l)
- - 7 - -
Redomicile costs (m)
- - 6 - -
Adjusted Operating Income $618 $600 $708 $767 $775
Operating Margin 24.0% 17.8% 21.2% 22.6% 16.4%
Adjusted Operating Margin 24.0% 21.2% 21.8% 23.0% 22.5%

Important disclosures regarding Non-GAAP measures (continued)
Operating Income to Adjusted Operating Income
See related footnotes on page 26
2011
(In millions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q YTD
Operating Income $239 $156 $90 $81 $317 $179 $70 $566
Excluding:
2011 Operational review charge 97 18 15 50 - - - -
FSA regulatory settlement - 11 - - - - - -
Write-off of uncollectible accounts receivable and
legal fees - - - 22 13 - - 13
Net (gain)/loss on disposal of operations (4) - - - - - 1 1
Insurance recovery - - - - - (5) (5)
India JV settlement 11 11
Adjusted Operating Income $332 $185 $105 $153 $330 $174 $82 $586
  Operating Margin 23.7% 18.1% 11.8% 9.9% 31.3% 21.3% 9.3% 21.7%
  Adjusted Operating Margin 33.0% 21.5% 13.8% 18.7% 32.6% 20.7% 10.9% 22.5%
2012
(a)
(b)
(d)
(e)
(f)

Important disclosures regarding Non-GAAP measures (continued)
Net Income to Adjusted Net Income
See related footnotes on page 26
2007 2008 2009 2010 2011
(In millions, except per share data) FY FY FY FY FY
Net Income $409 $302 $434 $455 $203
Excluding the following, net of tax:
2011 Operational review
(a) - - - - 128
FSA regulatory settlement
(b) - - - - 11
Make-whole amounts on repurchase and redemption of Senior
Notes and write-off of unamortized debt costs
(c)
- - - - 131
Write-off of uncollectible accounts receivable and legal fees
(d) - - - - 13
Net (gain)/loss on disposal of operations (2) - (11) 3 (4)
Venezuela currency devaluation
(g) - - - 12 -
Salaries and benefits - severance programs
(h)
- 17 - - -
Salaries and benefits - other
(i) - 30 - - -
HRH financing (pre-close) and integration costs
(j)
- 10 13 - -
Other operating expenses
(k)
- 19 - - -
Accelerated amortization of intangibles assets
(l) - - 4 - -
Redomicile costs
(m)
- - 6 - -
Premium on early redemption of 2010 bonds
(n)
- - 4
- -
Adjusted Net Income $407 $378 $450 $470 $482
Diluted shares outstanding 147 148 169 171 176
Net income
per diluted share
Adjusted net income
per diluted share
$2.66
$2.75
$1.15
$2.74
$2.57
$2.77 $2.55 $2.66
$2.78 $2.04

Important disclosures regarding Non-GAAP measures (continued)
Net Income to Adjusted Net Income
See related footnotes on page 26
2011 2012
(In millions, except per share data) 1Q 2Q 3Q 4Q 1Q 2Q 3Q YTD
Net Income $35 $84 $60 $24 $225 $107 $26 $358
Excluding the following, net of tax:
2011 operational review charge
(a)
69 12 11 36 - - - -
FSA regulatory settlement
(b)
- 11 - - - - - -
Net (gain)/loss on disposal of operations (4) - - - - - 1 1
Make-whole amounts on repurchase and redemption of Senior Notes and write-off of unamortized debt costs
(c) 124 - 1 6 - - - -
Write-off of uncollectible accounts receivable and legal fees
(d)
- - - 13 8 - - 8
Insurance recovery
(e)
- - - - - (3) (3)
India JV settlement 11 11
Adjusted Net Income $224 $107 $72 $79 $233 $104 $38 $375
Diluted shares outstanding 174 176 176 176 176 176 175 176
Net income
$0.20 $0.48 $0.34 $0.14 $1.28 $0.61 $0.15 $2.03
per diluted share
Adjusted net income
$1.29 $0.61 $0.41 $0.45 $1.32 $0.59 $0.22 $2.13 per diluted share

Important disclosures regarding Non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 26
2007 2008 2009 2010 2011
(In millions) FY FY FY FY FY
Operating Income $620 $503 $690 $753 $566
Excluding:
2011 operational review
(a) - - - - 180
FSA regulatory settlement
(b) - - - - 11
Write-off of uncollectible accounts receivable and
legal fees
(d)
- - - - 22
Venezuela currency devaluation
(g) - - - 12 -
Net (gain)/loss on disposal of operations (2) - (13) 2 (4)
Salaries and benefits - severance costs
(h) - 24 - - -
Salaries and benefits – other
(i) - 42 - - -
HRH integration costs
(j) - 5 18 - -
Other operating expenses
(k) - 26 - - -
Accelerated amortization of intangibles assets
(l) - - 7 - -
Redomicile costs
(m) - - 6 - -
Adjusted Operating Income $618 $600 $708 $767 $775
Add back
Depreciation 52 54 64 63 69
Amortization of intangibles 14 36 93 82 68
Adjusted EBITDA $684 $690 $865 $912 $912
Debt 1,250 2,650 2,374 2,267 2,369
Debt / Adjusted EBITDA 1.8x 3.8x 2.7x 2.5x 2.6x

Important disclosures regarding Non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 26
(In millions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q LTM
Operating Income $239 $156 $90 $81 $317 $179 $70 $647
Excluding:
2011 Operational review charge 97 18 15 50 - - - 50
FSA regulatory settlement - 11 - - - - - -
Write-off of uncollectible accounts receivable and
legal fees - - - 22 13 - - 35
Insurance recovery
- - - - - (5) - (5)
Net (gain)/loss on disposal of operations (4) - - - - - 1
1
India JV settlement - - - - - - 11 11
Adjusted Operating Income $332 $185 $105 $153 $330 $174 $82 $739
Add back
Depreciation 16 18 17 18 19 19 21 77
Amortization of intangibles 17 17 18 16 15 15 14 60
Adjusted EBITDA $365 $220 $140 $187 $364 $208 $117 $876
Debt 2,379
Debt / Adjusted EBITDA 2.7x
(a)
(b)
(d)
(e)
(f)

Important disclosures regarding Non-GAAP measures (continued)
Notes to the Operating Income to Adjusted Operating Income reconciliation and Net Income from Continuing
Operations to Adjusted Net Income from Continuing Operations reconciliation and Adjusted EBITDA and
Debt/Adjusted EBITDA reconciliations
(a) $180 million pre-tax charge in FY2011 relating to the 2011 operational review,  including $98 million of severance costs relating to the elimination of approximately 1,200 positions in FY2011.
(b) Regulatory settlement with the Financial Services Authority (FSA).
(c) Make-whole amounts on repurchase and redemption of Senior Notes and write-off of unamortized debt costs
(d) Write-off of uncollectible accounts receivable balance, together with associated legal costs, related to a fraudulent overstatement of
Commissions and Fees from the years 2004 to 2011, in a stand-alone North America business.
(e) Insurance recovery related to (d) above.
(f) Settlement with former partners related to the termination of a joint venture arrangement in India. In the third quarter of 2012, a $1 million loss on disposal of operations was recorded related to the termination.
(g) With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-
measurement of its net assets denominated in Venezuelan Bolivar Fuerte.
(h) Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges (pre-tax) amounted to $24 million and $2 million for the years ended December 31, 2009 and 2008, respectively.
(i) Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts.
(j) 2009 HRH integration costs include $nil million severance costs ($2 million in 2008).
(k) Other operating expenses primarily relate to property and systems rationalization.
(l) The charge for the accelerated amortization for intangibles relates to the HRH brand name. Following the successful integration of HRH into our North American operations, we announced on October 1, 2009 that our North America retail operations would change their name from
Willis HRH to Willis North America. Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized.
(m) These are legal and professional fees incurred as part of the Company’s redomicile of its parent Company from Bermuda to Ireland.
(n) On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total premium on redemption, including fees, of  $5 million.

Commissions and Fees Analysis
Important disclosures regarding Non-GAAP measures (continued)
2012 2011 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
($ millions) % % %
% %
Three months ended
September 30, 2012
Global $235 $234 0 (3) - - 3
North America
(a) 315 316 (0) - - - -
International 199 203 (2) (7) - - 5
Commissions and Fees $749 $753 (1) (3) - - 2
Nine months ended
September 30, 2012
Global $887 $860 3 (2) - - 5
North America
(a)
975 998 (2) - - - (2)
International 729 746 (2) (6) - - 4
Commissions and Fees $2,591 $2,604 - (2) - - 2
Included in North America reported commissions and fees were legacy HRH contingent commissions of $1 million in the third quarter of 2012 compared with
$1million in the third quarter of 2011 and $2 million in the first nine months of 2012 compared with $5 million in the first nine months of 2011.
(a)

(a) Included in North America reported commissions and fees were legacy HRH contingent commissions of $5 million in 2011 compared with $11 million in 2010 and $27 million in 2009.
Important disclosures regarding Non-GAAP measures (continued)
Commissions and Fees Analysis
2011 2010 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
($ millions) % % %
% %
2011 Full year
Global $1,073 $987 9 2 - - 7
North America (a) 1,314 1,369 (4) - - - (4)
International 1,027 937 10 5 - - 5
Commissions and Fees $3,414 $3,293 4 2 - - 2
2010 2009 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
($ millions) % % % %
%
2010 Full year
Global $987 $921 7 - - - 7
North America (a) 1,369 1,381 (1) - - (1) -
International 937 898 4 (2) 1 - 5
Commissions and Fees $3,293 $3,200 3 (1) - - 4

WILLIS GROUP HOLDINGS Fact Book Third Quarter 2012